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EXHIBIT 32

STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350 AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TB Wood's Corporation (the "Company") on Form 10-Q for the quarterly period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 8, 2005                      /s/William T. Fejes
                                      -------------------
                                      President and Chief Executive Officer
                                      William T. Fejes

November 8, 2005                      /s/Joseph C. Horvath
                                      --------------------
                                      Vice-President and Chief Financial Officer
                                      Joseph C. Horvath

A signed original of this written statement required by Section 906 has been provided to TB Wood's Corporation and will be retained by TB Wood's Corporation and furnished to the Securities and Exchange Commission or its staff upon request.